Creating a Leading Global HBV Therapeutics Company

Transaction Overview

January 12, 2015

Tekmira | OnCore Biopharma, Inc.

Forward Looking Statements

This presentation contains "forward-looking statements" or "forward-looking information" within the meaning of applicable securities laws (collectively, "forward-looking statements"). Forward-looking statements in this presentation include statements about, among others: the proposed merger of Tekmira and OnCore; meeting a significant unmet medical need; developing a curative regime for HBV and the eradication of HBV; long term value creation and the potential creation of significant value; Tekmira shareholder approval for the merger;; advancing non-HBV assets; the potential of the combined company product candidates; the quantum of the implied market value of the combined company; and the anticipated timing of the closing of the merger.

With respect to the forward-looking statements contained in this presentation, Tekmira has made numerous assumptions regarding, among other things: the ability to satisfy all conditions for the closing of the merger, including receipt of required shareholder and regulatory approvals; the elements factored into the calculation of the implied market value of the combined company are correct and will remain unchanged as at closing of the merger; and the effectiveness and commercial viability of the combined company's products. While Tekmira considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others, the ability of the parties to consummate the proposed merger; satisfaction of closing conditions (including shareholder and regulatory approval) to the consummation of the proposed merger; the ability of Tekmira to successfully integrate OnCore's operations and employees in a timely and efficient manner; the ability to realize anticipated synergies and costs savings of the proposed merger; the combined company's product pipeline may not prove to be effective or commercially beneficial; there can be no assurance that the implied market value of the combined company as disclosed herein is accurate or reflects the actual value of the combined company; the combined company may not be able to raise additional financing required to fund further research and development, clinical studies, and obtain regulatory approvals, on commercially acceptable terms or at all; and economic and capital market conditions. A more complete discussion of the risks and uncertainties facing Tekmira should be reviewed and appear in Tekmira's news release dated January 11, 2015 and Tekmira's continuous disclosure filings which are available at www.sec.gov or at www.sedar.com. Tekmira disclaims any obligation to update any forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Tekmira plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a proxy statement in connection with the proposed Merger. The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Tekmira through the SEC's website at www.sec.gov and from Tekmira by contacting Investor Relations by telephone at (604) 419-3200 or upon written request addressed to our corporate secretary at Tekmira Pharmaceuticals Corporation, 100 – 8900 Glenlyon Parkway, Burnaby, BC, Canada, V5J 5J8 or by going to Tekmira's Investor section on its corporate web site at www.tekmira.com

Tekmira and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Tekmira in connection with the proposed Merger. Information regarding the interests of these executive officers and directors in the transaction described herein will be included in the proxy statement described above. Additional information regarding these executive officers and directors is also included in Tekmira's Annual Report on Form 10-K, which was filed with the SEC on March 28, 2014, and is supplemented by other public filings made, and to be made, with the SEC by Tekmira. The Annual Report on Form 10-K and other public filings are available free of charge through the SEC's website at www.sec.gov and from Tekmira by contacting Investor Relations by telephone at (604) 419-3200 or upon written request addressed to our corporate secretary at Tekmira Pharmaceuticals Corporation, Tekmira Pharmaceuticals Corporation, 100 – 8900 Glenlyon Parkway, Burnaby, BC, Canada, V5J 5J8 or by going to Tekmira's Investor section on its corporate web site at www.tekmira.com

Proven leadership

- Mark Murray, Chief Executive Officer
- Patrick Higgins, President and Chief Operating Officer
- Bruce Cousins, Chief Financial Officer
- Michael Sofia, Chief Scientific Officer
- William Symonds, Chief Development Officer
- Mark Kowalski, Chief Medical Officer
- Mike Abrams, Chief Discovery Officer
- Bryce Roberts, Chief Legal Officer
- Michael McElhaugh, Chief Business Officer

Meeting a significant unmet medical need

350M people chronically infected with HBV



22M Europe
1.4M United States
90M China
F
A B
C D
H F
G
F
H
F
F
F
A
A
A
D
D
D
D
D
D
D
D
D
D
E
E
A
D
B C
B C
B C
B C F
A B C D

● Chronic HBV Infections ● HBV Genotypes (A–H)

780M people die every year due to the consequences of HBV

Tekmira | OnCore Biopharma, Inc.

Sources: WHO, CDC, Decision Resources

Transaction Highlights

- Combined company well positioned to capitalize on the global market opportunity in HBV and create significant long-term value for shareholders
- Expected to create the industry's leading portfolio of therapeutic approaches to cure HBV, addressing a significant unmet medical need
- Eight unique drug candidates to be used in combination regimes
- Brings together proven management teams and scientific leadership, including former Pharmasset executives
- Transaction has the unanimous support of the Tekmira and OnCore Boards of Directors
- Close expected in the first half 2015, subject to the approval of Tekmira shareholders and completion of regulatory review

Advancing Tekmira non-HBV programs

Focus	Indication	Product	Research	Pre-Clinical	PI	PII	PIII
Cancer	Gastrointestinal Neuroendocrine Tumors	TKM-PLK1: GI-NET					
	Adrenocortical Carcinoma	TKM-PLK1: ACC					
	Hepatocellular Carcinoma	TKM-PLK1: HCC					
Anti-Viral	Ebola Virus Infection	TKM-Ebola					
	Ebola Virus Infection	TKM-Ebola-Guinea					
	Marburg Virus Infection	TKM-Marburg					
Metabolic	Rare Forms of Hypertriglyceridemia	TKM-HTG					
	Glycogen Storage Disorder Type IV	TKM-GSD					
	Alcohol Use Disorder	TKM-ALDH2					

Working towards a curative regimen for HBV

- Hepatitis B is a bigger market than Hepatitis C
- Provide a cure by delivering multiple mechanisms of action against the virus
  - Aggressively suppress viral replication
  - Stimulate or reactivate the immune system
  - Eliminate cccDNA
- Of all mechanisms of action, we believe the BACKBONE to curing HBV is eradicating cccDNA
  - *We believe turns HBV into an HVC-like disease*
- Because of the need for combination therapy, we believe each drug is worth more in the hands of a single company that also owns the other mechanisms of action
- Pursuing rapid development timelines to maximize value

TKM-HBV: Targeting Multiple HBV Transcripts



PreS1
PreS2
S Ag
cccDNA
Pol
Core Ag
PreC
HBx
Trigger sites that target 3 viral transcripts
Trigger sites that target all 4 viral transcripts

Design an anti-HBV RNAi Trigger "payload" that is:

- **Potent** – reduces viral protein production especially HBsAg
- **Universal** – effective against all genotypes

All three triggers target the 2.1/2.4 kb sAg encoding mRNAs and also cleave 3.5 kb and 0.7 kb mRNA and pgRNA with potential for additional therapeutic benefit by reducing eAg, HBx and core Ag

OnCore-Tekmira development pipeline

Candidate/ Program	Addressed HBV Persistence Factor: HBV Replication Inhibition	Immune System Stimulation/ Reactivation	cccDNA Formation Inhibition/ Elimination	Stage of Development: Research	Preclinical: Lead Optimization	Preclinical: IND Enabling	Phase 1	Source of Candidate / Program
TKM-HBV	●	●		▬	▬	▬	▬	Tekmira
OCB-030 *(Cyclophilin Inhibitor)*	●	●		▬	▬	▬		Licensed from NeuroVive
CYT003 (TLR9 Agonist)		●		▬	▬	▬		Licensed from Cytos
Capsid Assembly Inhibitors *(2 Candidates)*	●			▬	▬			Acquisition of Enantigen and license from Blumberg Institute/Drexel University
Surface Antigen Secretion Inhibitor		●		▬	▬			Acquisition of Enantigen
cccDNA Formation Inhibitor			●	▬	▬			License from Blumberg/Drexel
STING Agonist		●		▬				License from Blumberg/Drexel
cccDNA Epigenetic Modifier			●	▬				License from Blumberg/Drexel

Combination Development Strategy


Phase 1
Single/Multiple
Ascending Dose
Phase 1/2
Proof of Concept*
Phase 2
Combo
Phase 2
Duration
(In Weeks)
Viral Replication Suppression
Viral Replication Suppression
Viral Replication Suppression
Immune System Stimulation
X
Immune System Stimulation
Immune System Stimulation
Viral Replication Suppression
Elimination of cccDNA
X+12
Elimination of cccDNA
Immune System Stimulation
X+24
Elimination of cccDNA
Elimination of cccDNA
Viral Replication Suppression
Immune System Stimulation
Elimination of cccDNA
X+36

*Will initially combine with existing NUC therapy

OnCore-Tekmira Transaction Details

- OnCore will become a wholly-owned subsidiary of Tekmira
- Merger of equals as determined by the treasury stock method
- Implied market value of the combined company, based on the closing price of Tekmira common shares on the NASDAQ Global Market on January 9, 2015, is approximately USD$750 million
- Merger is subject to approval of a majority of TKMR shareholders
- The transaction is expected to close in the first half of 2015, and is subject to regulatory review

Conclusion

- Combined company well positioned to capitalize on the global market opportunity in HBV and create significant long-term value for shareholders
- Expected to create the industry's leading portfolio of therapeutic approaches to cure HBV, addressing a significant unmet medical need
- 8 unique drug candidates to be used in combination regimes
- Brings together proven management teams and scientific leadership, including former Pharmasset executives
- **Tekmira Board of Directors unanimously recommends that Tekmira shareholders vote FOR the proposed transaction**

Creating a Leading Global HBV Therapeutics Company

Transaction Overview

January 12, 2015

Tekmira | OnCore Biopharma, Inc.